EXHIBIT 10.03

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S (“REGULATION S”) PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE ONLY TO NON-U.S. PERSONS PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
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SUBSCRIPTION AGREEMENT
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THIS SUBSCRIPTION AGREEMENT (this “Subscription”), dated as of June 6, 2014, has been executed by Blacksands Petroleum, Inc., a corporation organized under the laws of the State of Nevada (hereinafter referred to as the “Company”) and the purchaser set forth on the signature page attached hereto (the “Purchaser”) in connection with the private placement of (i) a $1,500,000.00 principal face amount 5% Convertible Debenture (the “Debenture”) issued by the Company and (ii) 500,000 shares of Series B Convertible Preferred Stock (the “Preferred Stock”) of the Company. The Securities (as defined hereinafter) being subscribed for pursuant to this Subscription have not been registered under the Securities Act. The offer of the Securities and, if this Subscription is accepted by the Company, the sale of Securities, is being made in reliance upon Rule 903 of Regulation S promulgated under the Securities Act. All dollar amounts in this Subscription are expressed in U.S. Dollars. The Debenture and Preferred Stock are sometimes referred to collectively as the “Securities.”

1. The undersigned Purchaser, as principal, hereby subscribes to purchase the Securities pursuant to the terms and conditions of this Subscription as of the date hereof. The Debenture issued by the Company shall be in the name of the Purchaser, shall be dated as of the date hereof, and shall otherwise be in the form of Exhibit A attached hereto. The Company shall issue a certificate representing the Preferred Stock in the name of the Purchaser, which certificate shall be dated as of the date hereof, and the Preferred Stock shall have the rights, preferences and other terms and provisions as set forth in the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock in the form attached hereto as Exhibit B (the “Series B Certificate of Designation”).

2. Payment for the Securities shall be made to the Company by wire transfer against delivery to the undersigned of the Securities in the specified principal amount at the offices of the undersigned. The Company hereby acknowledges receipt of the purchase price.

3. The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)	Incorporation. The Purchaser is an entity organized and existing under the laws of the British Virgin Islands.

(b)
Non-U.S. Purchaser. The Purchaser is outside the United States when receiving and executing this Subscription Agreement and the Purchaser is not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act. The Purchaser acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S;

(c)
Own Account. The Purchaser is purchasing the Securities as principal for its own account, and not for the account or benefit of, directly or indirectly, any U.S. Person. The Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(d)
Exemption. The Purchaser understands that the offer and sale of the Securities is not being registered under the Securities Act or any state securities laws and is intended to be exempt from registration provided by Rule 903 of Regulation S promulgated under Regulation S of the Securities Act. The Purchaser acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the closing date, unless such Securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available;

(e)
No Registration. The Securities have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). The Purchaser represents and warrants and hereby agrees that all offers and sales of the Units and the Securities shall be made only pursuant to such registration or to such exemption from registration;

(f)
No Directed Selling Efforts. The Purchaser has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(g)
No Plan or Scheme. The Purchaser acknowledges that the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(h)
Foreign Subscriber. The Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction;

(i)
Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(j)
Risk. The Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment. The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time;

4. As soon as practicable after the date hereof, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Securities, which Securities shall bear a legend in substantially the following form:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

5. If the Company shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, the Company shall include in such registration statement all of the shares of common stock issuable upon conversion of the Preferred Stock (the “Registrable Securities”) of the Purchaser. Notwithstanding the foregoing, in the event that any registration shall be in whole or in part an underwritten offering, the number of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the Purchaser and the holders of the other registrable securities contemplated being included in such registrations based on the number of registrable securities requested to be registered by each of them) if and to the extent that the managing underwriter shall be of the good faith opinion (expressed in writing) that such inclusion would reduce the number of registrable securities to be offered by the Company or otherwise adversely affect such offering. Nothing herein shall be construed so as to require the Company, in connection with any proposed offering, to engage the services of an underwriter, as, for example, if the Company shall file a registration statement under Rule 415 of the Securities Act without the services or engagement of any underwriter. This “piggy-back” registration right shall not apply to an offering of equity securities registered on Form S-4 or S-8 (or their then equivalent forms) relating to securities to be issued solely in connection with an acquisition of any entity or business or securities issuable in connection with a stock option or other employee benefit plan. Notwithstanding the foregoing, the Company shall not be required to register any Registrable Securities that may be sold without restriction under Rule 144 (including, without limitation, volume restrictions).

6.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription, the Debenture and the Series B Certificate of Designation (collectively, the “Transaction Documents”) shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription and agrees that such service shall constitute good and sufficient service of process and notice thereof.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS SUBSCRIPTION OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Severability. If any provision of this Subscription is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Subscription so long as this Subscription as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d) Amendments. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Subscription can only be amended in a writing executed by the Company and the Purchaser.

(e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and/or e-mail addresses for such notices, consents, waivers or other communications are as follows:

If to the Company:

Blacksands Petroleum, Inc.
800 Bering, Suite 250
Houston, Texas 77057
E-mail address: rhondarosen@verizon.net
Facsimile: 713-583-1617
Attention: Rhonda B. Rosen, Interim President

With a copy (for informational purposes only) to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
E-mail address: mross@srff.com
Facsimile: (212) 930-9725
Attention: Marc J. Ross, Esq.

If to the Purchaser, to its address, facsimile number or e-mail address set forth on the signature page attached hereto.

Any party may change the address, facsimile number or e-mail address and/or to the attention of such other person as the party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee or transferee of any of the Securities. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (which may be granted or withheld in such party’s sole discretion).

(g) Survival. The representations, warranties, agreements and covenants shall survive the closing.

{signature page follows]

IN WITNESS WHEREOF, the Purchaser and the Company has caused its signature page to this Subscription to be duly executed as of the date first written above.

COMPANY:

BLACKSANDS PETROLEUM, INC.

By:	/s/ Rhonda Rosen
Name: Rhonda Rosen
Title: Interim President

PURCHASER:

PACIFIC LNG OPERATIONS LTD.

By:	/s/ Carlo Civelli
Name: Carlo Civelli
Title: Director

Address:	P.O. Box 958
Pasea Estate, Road Town
Tortola, British Virgin Island
E-mail address:	civelli@pacing.com
Facsimile:
Attention:	Carlo Civelli, Director

EXHIBIT A

FORM OF DEBENTURE

EXHIBIT B

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
OF SERIES B CONVERTIBLE PREFERRED STOCK